EXHIBIT 32.1

CERTIFICATION OF PRESIDENT PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATE OF PRESIDENT/CEO

I, Luke LaLonde, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

    (i)        The accompanying quarterly report on Form 10-Q for the quarter ended March 31, 2011, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

    (ii)        The information in such report fairly presents, in all material respects, the financial condition and results of operations of Super Directories, Inc. (the “Company”).

Date: April 16, 2012	By:	/s/ Luke LaLonde
Luke LaLonde
President, CEO

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request